
<ARTICLE> 5
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE
FINANCIAL STATEMENTS OF HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES
(FORMERLY PEOPLES GAS COMPANY) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND
THE BALANCE SHEET OF PEOPLES GAS COMPANY FOR THE YEAR ENDED DECEMBER 31, 1998
AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SUCH FORM 10-K FOR THE
FISCAL YEAR ENDED AUGUST 31, 2000 FOR HERITAGE PROPANE PARTNERS, L.P. FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 29, 2000 AND THE FORM 8-K/A
DATED AUGUST 10, 2000 FOR HERITAGE PROPANE PARTNERS, L.P. FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2000.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               DEC-31-1998<F1>
<CASH>                                             116
<SECURITIES>                                         0
<RECEIVABLES>                                    3,223
<ALLOWANCES>                                        50
<INVENTORY>                                        956
<CURRENT-ASSETS>                                 4,310
<PP&E>                                          50,717
<DEPRECIATION>                                  18,622
<TOTAL-ASSETS>                                  37,206
<CURRENT-LIABILITIES>                           13,671
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                      15,596
<TOTAL-LIABILITY-AND-EQUITY>                    37,206
<SALES>                                         30,187
<TOTAL-REVENUES>                                30,187
<CGS>                                           12,283
<TOTAL-COSTS>                                   23,371
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                  3,483
<INCOME-TAX>                                     1,412
<INCOME-CONTINUING>                              2,071
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     2,071
<EPS-BASIC>                                       1.19
<EPS-DILUTED>                                     1.19

<F1>The Financial Data Schedule for the fiscal year ended December 31, 1998 have been presented on a carve-out basis and reflect the historical results of operations, financial position and cash flows of Peoples Gas Company. Please refer to Heritage Propane Partners, L.P. Form 10-K for the fiscal year ended August 31, 2000 and the Financial Statements and related notes filed therewith for a complete description of the transactions between Peoples Gas Company, U.S. Propane and Predecessor Heritage.
